EXHIBIT 13.1

Certification of the Principal Executive Officer and Principal Financial Officer pursuant to
18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Robert Dechant, the Chief Executive Officer, and Karl Gabel, the Chief Financial Officer, of IBEX Limited (the “Company”), hereby certify, that, to their knowledge:

(1)	The Company’s Annual Report on Form 20-F for the year ended June 30, 2022 (the “Report”), to which this Certification is attached as Exhibit 13.1 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 3, 2022

/s/ Robert Dechant
Name	Robert Dechant
Title:	Chief Executive Officer (Principal Executive Officer)

/s/ Karl Gabel
Name	Karl Gabel
Title:	Chief Financial Officer (Principal Financial Officer)